SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 13, 2006
THE GEO GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14260	65-0043078

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

621 NW 53rd Street, Suite 700, Boca Raton, Florida		33487

(Address of Principal Executive Offices)		(Zip Code)
(561) 893-0101

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On March 13, 2006, The GEO Group, Inc. (“GEO”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended January 1, 2006, a copy of which is incorporated herein by reference and attached hereto as Exhibit 99.1. GEO also held a conference call to discuss its financial results for the quarter, a transcript of which is incorporated herein by reference and attached hereto as Exhibit 99.2.
     In the Press Release, GEO provided certain pro forma financial information for the fourth quarter and fiscal year ended January 1, 2006 that was not calculated in accordance with Generally Accepted Accounting Principles (the “Non-GAAP Information”). The Press Release presents the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information with a prominence equal to or greater than its presentation of the Non-GAAP Information. The Press Release also contains a reconciliation of the Non-GAAP Information to the financial measure calculated and presented in accordance with GAAP which is most directly comparable to the Non-GAAP Information.
     GEO’s management believes that the presentation of the Non-GAAP Information provides useful information to investors regarding GEO’s financial condition and results of operations for the relevant periods because the Non-GAAP Information excludes certain items which are expected to be non-recurring in nature. As a result, GEO’s management believes that the exclusion of these items presents a more accurate measure of GEO’s underlying operating performance for the relevant periods than the most directly comparable GAAP measure, therefore enabling investors to more usefully evaluate GEO’s financial results on a period-to-period basis. GEO’s management also internally used the Non-GAAP Information to evaluate GEO’s operating performance for the relevant periods.
     The information in this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
     Section 9 — Financial Statements and Exhibits
     Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
99.1	Press Release, dated March 13, 2006, announcing the financial results of The GEO Group, Inc. for the quarter ended January 1, 2006

99.2	Transcript of Conference Call discussing the financial results of The GEO Group, Inc. for the quarter ended March 13, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GEO GROUP, INC.
Date: March 17, 2006	By:	/s/ John G. O’Rourke
John G. O’Rourke
Senior Vice President — Finance and Chief Financial Officer (Principal Financial Officer and duly authorized signatory)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated March 13, 2006, announcing the financial results of The GEO Group, Inc. for the quarter ended January 1, 2006

99.2	Transcript of Conference Call discussing the financial results of The GEO Group, Inc. for the quarter ended January 1, 2006

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